JOINT FILER INFORMATION

NAME:  Lone Spruce, L.P.
ADDRESS:  Two Greenwich Plaza, Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/08

SIGNATURE: Lone Spruce, L.P.

                  By: Lone Pine Associates LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

NAME:  Lone Balsam, L.P.
ADDRESS:  Two Greenwich Plaza, Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/085

SIGNATURE: Lone Balsam, L.P.

                  By: Lone Pine Associates LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

NAME:  Lone Sequoia, L.P.
ADDRESS:  Two Greenwich Plaza, Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/08

SIGNATURE: Lone Sequoia, L.P.

                  By: Lone Pine Associates LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member


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NAME:  Lone Pine Associates LLC
ADDRESS:  Two Greenwich Plaza, Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/08

SIGNATURE: Lone Pine Associates LLC

                  By: /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

NAME:  Lone Cascade, L.P.
ADDRESS:  Two Greenwich Plaza, Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/08

SIGNATURE: Lone Cascade, L.P.

                  By: Lone Pine Members LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

NAME:  Lone Sierra, L.P.
ADDRESS:  Two Greenwich Plaza, Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/08

SIGNATURE: Lone Sierra, L.P.

                  By: Lone Pine Members LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

NAME:  Lone Pine Members LLC
ADDRESS:  Two Greenwich Plaza, Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/08

SIGNATURE: Lone Pine Members LLC

                  By: /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

NAME:  Stephen F. Mandel, Jr.
ADDRESS:  c/o Lone Pine Capital LLC, Two Greenwich Plaza,
          Greenwich, Connecticut 06830
DESIGNATED FILER:  Lone Pine Capital LLC
ISSUER & TICKER SYMBOL:  MSC Industrial Direct Co., Inc. [MSM]
DATE OF EVENT REQUIRING STATEMENT:   01/15/08

SIGNATURE:            /s/ Stephen F. Mandel, Jr.
                      ----------------------------------------------------------
                      Name: Stephen F. Mandel, Jr.